EXHIBIT 10.12

                               INDEMNITY AGREEMENT

        This Indemnity Agreement (the "Agreement") is entered into this ____ day of _______________, ____, between TEXAS PETROCHEMICALS CORPORATION, a Texas corporation (the "Company"), and ______________________, an officer, director or employee of the Company ("Indemnitee").

        1. BACKGROUND. The Company desires that Indemnitee serve or continue to serve as a director, officer or employee of the Company. In order to induce Indemnitee to so serve or continue to serve, the Company desires and intends hereby to provide indemnification (including advancement of expenses) against any and all liabilities asserted against Indemnitee to the fullest extent now or in the future permitted by the Texas Business Corporation Act (the "Act"). For and in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby enter into this Agreement.

        2. CONTINUED SERVICE. Indemnitee will serve or continue to serve, at the will of the shareholders and/or the Board of Directors or under separate contract, if such exists, as a director or officer so long as he is duly elected and qualified in accordance with the Bylaws of the Company or until the Indemnitee's earlier death, resignation or removal or as an employee so long as he is employed by the Company.

        3. INDEMNIFICATION. The Company shall indemnify Indemnitee as follows:
The Company shall indemnify Indemnitee when he was, is or is threatened to be made a named defendant or respondent in a proceeding because Indemnitee is or was a director, an officer, an employee or an agent of the Company but only if it is determined in accordance with Section 6 below that Indemnitee:

                      (a)    conducted himself in good faith;

                      (b)    reasonably believed:

                             (i) in the case of conduct in his official capacity
                      as a director, officer, employee or agent of the Company, that his conduct was in the Company's best interests; and

                             (ii) in all other cases, that his conduct was at
                      least not opposed to the Company's best interests; and

                      (c) in the case of any criminal proceeding, had no
               reasonable cause to believe his conduct was unlawful.

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        The termination of a proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent is not of itself determinative that Indemnitee did not meet the requirements set forth in this
Section 3.

        4. LIMITATION ON INDEMNIFICATION. Except to the extent permitted by
Section 5 below, Indemnitee shall not be indemnified under Section 3 above in respect of a proceeding:

                      (a) in which Indemnitee is found liable on the basis that
               personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in his official capacity; or

                      (b)    in which Indemnitee is found liable to the Company.

        For the purposes hereof, Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

        5. EXTENT OF INDEMNIFICATION. If Indemnitee is entitled to indemnification under Section 3, the Company shall indemnify Indemnitee against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by Indemnitee in connection with the proceeding; however, if the Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by Indemnitee, the indemnification (1) shall be limited to reasonable expenses actually incurred by Indemnitee in connection with the proceeding, and (2) shall not be made in respect of any proceeding in which Indemnitee shall have been found liable for willful or intentional misconduct in the performance of Indemnitee's duty to the Company. The reasonableness of the Indemnitee's expenses contemplated in this Section 5 shall be determined in the same manner that the determination of indemnification is made under Section 6.

        6. DETERMINATION OF INDEMNIFICATION.

               (a) a determination of whether Indemnitee is entitled to indemnification under Section 3 shall be made:

                      (i) by the Board of Directors of the Company by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding;

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                      (ii) if such a quorum cannot be obtained, by a majority
               vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who, at the time of the vote, are not named defendants or respondents in the proceeding;

                      (iii) by special legal counsel selected by the Board of
               Directors or a committee of the Board of Directors by vote as set forth in paragraphs (a)(i) or (a)(ii) of this Section 6, or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or

                      (iv) by the shareholders in a vote that excludes the
               shares held by directors who are named defendants or respondents in the proceeding.

               (b) the Board of Directors, independent legal counsel or shareholders, as the case may be, shall make such determination of indemnification under paragraph (a) of this Section 6 in accordance with the following procedure:

                      (i) Indemnitee may submit to the Board of Directors a
               sworn Request for Indemnification, substantially in the form of Exhibit A, in which the Indemnitee requests indemnification from the Company pursuant to this Agreement and states that he has met the standard of conduct required for indemnification under
               Section 3.

                      (ii) The Indemnitee's submission of a Request for
               Indemnification to the Board of Directors shall create a rebuttable presumption that the Indemnitee has met the requirements set forth in Section 3 and, therefore, is entitled to indemnification thereunder. The directors, special legal counsel or shareholders, as the case may be, shall determine, within 30 days after submission of the Request for Indemnification, specifically that the Indemnitee is so entitled unless they or it possess clear and convincing evidence to rebut the foregoing presumption, which evidence shall be disclosed to the Indemnitee with particularity.

        7. MANDATORY INDEMNIFICATION FOR REASONABLE EXPENSES UPON SUCCESSFUL DEFENSE. The Company shall indemnify Indemnitee against reasonable expenses incurred by him in connection with a proceeding in which he is a named defendant or respondent because he is or was a director, officer or employee of the Company if he has been wholly successful, on the merits or otherwise, in the defense of the proceeding. The reasonableness of the Indemnitee's expenses contemplated in this Section 7 shall be determined in any

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manner set forth in Section 6, except that if the determination that indemnification is permissible is made by special legal counsel, pursuant to
Section 6(a)(iii), the determination as to reasonableness of Indemnitee's expenses must be made in the manner specified by Section 6(a)(iii).

        8. ADVANCEMENT OF REASONABLE EXPENSES. Reasonable expenses incurred by Indemnitee who was, is or is threatened to be made a named defendant or respondent in a proceeding shall be paid or reimbursed by the Company, in advance of the final disposition of the proceeding, without the determination specified in Section 6 or the determination as to the reasonableness of such expenses contemplated in Sections 5 and 7, within 14 days after: the Company receives from Indemnitee, a sworn Statement of Undertaking, substantially in the form of Exhibit B, in which (i) Indemnitee shall state that he believes in good faith that he has met the standard of conduct necessary for indemnification under Section 3, and (ii) the Indemnitee, or any other person on behalf of Indemnitee, shall undertake to repay the amount paid or reimbursed by the Company if it is ultimately determined that he has not met those requirements or if it is ultimately determined that the indemnification of Indemnitee against expenses incurred by him in connection with such proceeding is prohibited by
Section 5.

        9. PARTICIPATION IN OTHER PROCEEDINGS. Notwithstanding any other provision of this Agreement, the Company shall promptly pay or reimburse expenses incurred by Indemnitee in connection with his appearance as a witness or other participation in a proceeding at a time when he is not a named defendant or respondent in the proceeding.

        10. NONEXCLUSIVITY. The right to indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any statute, bylaw, insurance policy, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue after Indemnitee has ceased to be a director, officer or employee and shall inure to the benefit of his heirs, executors and administrators.

        11. MERGER, CONSOLIDATION OR CHANGE OF CONTROL. In the event that the Company shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, or if there is a change of control of the Company, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as he would have with respect to the Company if its separate existence had continued or if there had been no change in the control of the Company. The obligations of the Company under this Agreement shall be deemed to be assumed by and shall continue as obligations of the resulting, surviving or changed corporation, as the case may be.

        12. CERTAIN DEFINITIONS. For purposes of this Agreement, the following definitions apply herein:

               (a) "director" means any person who is or was a director of the Company and any person who, while a director of the Company, is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise;

               (b) "expenses" include court costs and attorneys' fees;

               (c) "officer" means any person who is or was an officer of the Company and any person who, while an officer of the Company, is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise;

               (d) "official capacity"

                   (i) means when used with respect to a director, the office of director in the Company; and

                   (ii) means when used with respect to a person other than a director, the elective or appointive office in the Company held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Company; but

                   (iii) in both paragraphs (d)(i) and (d)(ii), does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise;

               (e) "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investiga tive, any appeal in such an action, suit, or proceeding, and any inquiry or investiga tion that could lead to such an action, suit, or proceeding; and

               (f) "change of control" means any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the Board of Directors of the Company.

        13. ATTORNEYS' FEES. In the event that Indemnitee institutes any legal action to enforce his rights under, or to recover damages for breach of this Agreement, Indemnitee, if he prevails in whole or in part, shall be entitled to recover from the Company all attorneys' fees and disbursements incurred by him.

        14. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future state or federal laws, or rules and regulations promulgated thereunder effective during the term hereof, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be inserted as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable, which provision shall be prepared as follows: (i) in the event the severed provision is declared illegal, invalid or unenforceable by a court of competent jurisdiction, such court shall have the authority to prepare the legal, valid and enforceable provision; or (ii) in the event the court referred to in clause (i) above refuses or is unable to prepare such a replacement provision, or in the event the illegal, invalid or enforceable provisions rendered such by any act or event other than the pronouncement of a court of competent jurisdiction, the Corporation and the Shareholders, or their representa tives, shall promptly meet and negotiate a substitute provision for the severed provision.

        15. CONTROLLING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of laws provisions thereof.

        16. ENTIRE AGREEMENT; MODIFICATION; SURVIVAL. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the termination of Indemnitee's service as a director, officer or employee of the Company.

        17. VOLUNTARY DISSOLUTION OR BANKRUPTCY. In the event that the Company decides to voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than ten (10) days prior to such dissolution or filing, the Company shall deposit in trust, for the exclusive benefit of Indemnitee, a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This Section 17 shall not apply to the dissolution of the Company in connection with a transaction as to which
Section 11 hereof applies.

        18. AMENDMENTS TO ACT. This Agreement is intended to provide indemnity to Indemnitee to the fullest extent allowed under Texas law. Accordingly, to the extent permitted by law, if the Act permits greater indemnity than the indemnity set forth herein, or if any amendment is made to the Act, or any other applicable law, expanding the indemnity permissible under Texas law, the indemnity obligations contained herein automatically shall be expanded, without the necessity of action on the part of any party, to the extent necessary to provide to Indemnitee the fullest indemnity permissible under Texas law.

        19. HEADINGS AND GENDER. The headings and titles to the Sections of this Agreement are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identification of the person or persons, firm or firms, corporation or corporations may require.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and set their seals as of the date first above written.

                                   TEXAS PETROCHEMICALS CORPORATION



Attest:____________________        By:
                                   Name:
                                   Title:
(Corporate Seal)

                                   INDEMNITEE

                                    EXHIBIT A

                           REQUEST FOR INDEMNIFICATION


STATE OF TEXAS               ss.
                             ss.
COUNTY OF ___________        ss.


        I, __________________________, after first being duly sworn, hereby state as follows:

        1. This Request for Indemnification is submitted to the Board of Directors of TEXAS PETROCHEMICALS CORPORATION, a Texas corporation (the "Company"), pursuant to the Indemnity Agreement dated ____________, 1996 (the "Agreement"), between the Company and me.

        2. I am requesting indemnification from the Company pursuant to the Agreement in connection with the following proceeding:

               --------------------------------------------------

               --------------------------------------------------

               --------------------------------------------------

        3. With respect to my conduct that is at issue in this proceeding, I --

               (a) conducted myself in good faith;

               (b) reasonably believed: (1) in the case of conduct in my official capacity as a director, officer or employee of the Company, that my conduct was in the Company's best interests; and (2) in all other cases, that my conduct was at least not opposed to the Company's best interests; and

               (c) in the case of any criminal proceeding, had no reasonable cause to believe my conduct was unlawful.

Accordingly, I have met the standard of conduct required for indemnification under Section 3 of the Agreement.

        I have executed this Request for Indemnification on this ___ day of ________, ____.


                                    __________________________
                                    Signature

                                    __________________________
                                    Print name



        Subscribed and sworn to before me on this ___ day of _____________,
____.


                                    __________________________
                                    Notary Public in and for
                                    The State of Texas

                                    EXHIBIT B

                            STATEMENT OF UNDERTAKING


STATE OF TEXAS               ss.
                             ss.
COUNTY OF __________         ss.


        I, ____________________, after first being duly sworn, hereby state as follows:

        1. This Statement of Undertaking is submitted to the Board of Directors of TEXAS PETROCHEMICALS CORPORATION, a Texas corporation (the "Company"), pursuant to the Indemnity Agreement dated _______________, 1996 (the "Agreement"), between the Company and me.

        2. I am requesting from the Company, pursuant to the Agreement, the advancement of expenses that I have incurred in connection with the following proceeding:

               --------------------------------------------------

               --------------------------------------------------

               --------------------------------------------------

        3. I believe in good faith that I have met the standard of conduct necessary for indemnification under Section 3 of the Agreement.

        4. I undertake to repay the amount paid or reimbursed by the Company if it is ultimately determined that (a) I have not met the standard of conduct necessary for indemnification under Section 3 of the Agreement, or (b) indemnification of me against expenses that I have incurred in connection with the proceeding described by me in Paragraph 2, above, is prohibited by Section 5 of the Agreement.

        I have executed this Statement of Undertaking on this ___ day of __________, ____.

                                    __________________________
                                    Signature

                                    __________________________
                                    Print name


        Subscribed and sworn to before me on this ___ day of _____________,
____.


                                    __________________________
                                    Notary Public in and for
                                    The State of Texas

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